Exhibit 32.2

USECTION 1350 CERTIFICATION

I, Brian C. Domeck, Vice President and Chief Financial Officer of The Progressive Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2014 (the “Report”), which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian C. Domeck U
Brian C. Domeck
Vice President and Chief Financial Officer
July 30, 2014